UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2007
OHIO LEGACY CORP
(Exact name of registrant as specified in its charter)

OHIO	000-31673	34-1903890

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 West Liberty Street, Wooster, Ohio	44691

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 263-1955
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The Registrant received notice on January 25, 2007, of L. Dwight Douce’s intention to retire as an employee and Director of Registrant effective that January 31, 2007. The reasons stated for Mr. Douce’s retirement appear in the written notice of retirement filed as an exhibit to this 8k.
The Registrant does not, at this time, intend to fill the board seat that Mr. Douce’s retirement will create.
The Registrant, its employees and directors wish to thank Mr. Douce for the key role he played in founding Ohio Legacy Corp and Ohio Legacy Bank and for his years of service as a member of the Board of Directors of the Registrant.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

99.1	Letter of resignation January 25, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO LEGACY CORP (Registrant)
Date: January 26, 2007	/s/ D. MICHAEL KRAMER
D. Michael Kramer
President, Chief Executive Officer